INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
INCOME TAX STATUS	INCOME TAX STATUS
The Company adopted a pre-approved prototype plan offered by the Trustee. The Internal Revenue Service (the “IRS”) has determined that the prototype plan, by opinion letter dated June 30, 2020, is designed in accordance with applicable sections of the Code. Although the Plan has been amended since receiving the opinion letter, the Company believes that the Plan is designed and currently being operated in compliance with the applicable requirements of the Code and, therefore, believes the Plan is qualified and the related trust is tax-exempt.
GAAP requires the Plan’s Administrative Committee to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain tax position that more likely than not would not be sustained upon examination by the IRS. The Plan’s Administrative Committee, with the assistance and advice of PBF Energy’s tax department, the Trustee and other external advisors, as applicable, has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.